CAPITAL DISCLOSURES	12 Months Ended
Dec. 31, 2017
Disclosure of share capital, reserves and other equity interest [Abstract]
CAPITAL DISCLOSURES

9.	CAPITAL DISCLOSURES
Pengrowth defines its capital as shareholders’ equity, long term debt, convertible debentures, bank indebtedness and working capital, as applicable.
Due to the rapid deterioration of commodity prices commencing in late 2014, Pengrowth took several steps to manage its capital, primarily relating to reducing debt. Capital spending was reduced, non-core assets were divested, foreign exchange and commodity risk management swaps were monetized, the dividend was initially reduced and then suspended, the term Credit Facility was renewed for four years, and the covenants were largely aligned between the senior unsecured notes and term Credit Facility. Surplus cash was used to repay debt.
The only financial covenant relating to the term notes and Credit Facility is the Interest Coverage ratio. The minimum ratio for the quarter ending September 30, 2017 through to and including the quarter ending September 30, 2019 is as follows:

Year	Q1	Q2	Q3	Q4
2017	n/a	n/a	4.0 times	0.77 times
2018	0.75 times	0.68 times	1.03 times	1.01 times
2019	1.13 times	1.19 times	1.23 times	4.0 times

Management monitors Pengrowth's capital structure using non-GAAP financial metrics, primarily trailing twelve months Earnings Before Interest, Taxes, Depletion, Depreciation, Amortization, Accretion, and other non-cash items ("Adjusted EBITDA") to Adjusted Interest Expense, or "Interest Coverage" ratio. Pengrowth seeks to manage this ratio with the objective of being able to finance its growth strategy while maintaining sufficient flexibility under the debt covenant.
Compliance with the interest coverage ratio is closely monitored by management as part of Pengrowth’s overall capital management objectives. The covenant is based on specific definitions prescribed in the debt agreements. Throughout the period, Pengrowth was in compliance with all financial covenants.
At December 31, 2017, Pengrowth has approximately $150 million of capacity on its Credit Facility, net of drawings and outstanding letters of credit.
Pengrowth continues to pursue other capital opportunities for when the Credit Facility expires on March 31, 2019 and for when the Waiver Period expires in the fourth quarter of 2019.
The following table provides a reconciliation between the opening and closing balances for liabilities arising from financing activities at December 31, 2017:

	Term Notes	Canadian dollar Term Credit Facility	Convertible debentures
Balance December 31, 2016	$1,560.7	$—	$126.6
Increase (decrease) due to:
Foreign exchange impact of the Canadian dollar on U.S. and U.K. denominated debt	(65.1)	—	—
Credit facility borrowing	—	109.0	—
Repayment	(996.0)	—	(126.6)
Issue cost amortization	1.9	—	—
Balance, December 31, 2017	$501.5	$109.0	$—

The following is a summary of Pengrowth’s capital structure, excluding shareholders’ equity:

	As at
	December 31, 2017	December 31, 2016
Long term debt (1)	$610.5	$1,560.7
Convertible debentures	—	126.6
Working capital (surplus) deficiency (2)	80.6	(266.7)
	$691.1	$1,420.6

(1)	Includes current portion of term notes and bank indebtedness, as applicable.

(2)
Working capital (surplus) deficiency is calculated as current liabilities less current assets per the Consolidated Balance Sheets, excluding bank indebtedness and the current portions of long term debt and convertible debentures, as applicable.